Exhibit 99.1

TWO and CrossCountry Mortgage Announce

Definitive Merger Agreement

TWO Stockholders to Receive $10.80 Per Share in Cash

TWO Terminates Prior Agreement with UWM Holdings Corporation

New York, March 27, 2026 – Business Wire – TWO (Two Harbors Investment Corp., NYSE: TWO), an MSR-focused REIT and one of the largest servicers of conventional mortgages in the country through its wholly-owned subsidiary RoundPoint Mortgage Servicing LLC, and CrossCountry Intermediate Holdco, LLC, an affiliate of CrossCountry Mortgage, LLC (“CrossCountry” or “CCM”) today announced that they have entered into a definitive merger agreement pursuant to which CrossCountry will acquire all of the outstanding shares of TWO common stock for $10.80 per share in cash.

In connection with entering into the merger agreement with CrossCountry, TWO has terminated its previously announced merger agreement, dated December 17, 2025, with UWM Holdings Corporation (NYSE: UWMC). CrossCountry, on behalf of TWO, agreed to pay the termination fee of $25.4 million to UWMC in accordance with the terms of the UWMC merger agreement. TWO’s special meeting of stockholders to approve the UWMC merger, which was scheduled to be held on April 7, 2026, has been canceled.

The combination of CCM, the nation's largest distributed retail mortgage lender, with TWO’s mortgage servicing rights portfolio and RoundPoint’s mortgage servicing platform, creates a fully integrated mortgage company. Together, the platform spans the full mortgage customer lifecycle — from origination through servicing — driving higher customer retention, recurring revenue streams, and lower customer acquisition costs.

“We are extremely excited to partner with the entire TWO team on this strategic transaction, combining TWO’s best-in-class capital markets team and RoundPoint’s established servicing infrastructure and operational expertise with CCM’s #1 retail origination and servicing platform,” said Ron Leonhardt, Founder and CEO of CrossCountry Mortgage. “This transaction further solidifies CCM’s position as a one-of-one player in the mortgage market, with the #1 retail origination platform for the third year in a row and the #6 non-bank servicing platform with over $370 billion in unpaid principal balance.”

Prior to the closing of the merger, TWO intends to pay regular quarterly dividends in the ordinary course consistent with past practice for all completed quarterly periods. TWO does not intend to pay a partial dividend for the quarter in which the closing occurs in the event the closing does not occur as of quarter-end. TWO’s common stock dividend is a function of several factors, including sustainability, earnings and return potential of the portfolio, taxable income, impact to book value and the market environment.

Transaction Details and Timing

Under the terms of the agreement, TWO stockholders will receive $10.80 in cash for each share of TWO common stock. Holders of TWO’s Series A, Series B and Series C Preferred Stock will have their shares redeemed following the closing of the transaction at $25.00 per share, plus any accumulated and unpaid dividends, in accordance with the terms of the preferred stock.

The TWO Board of Directors has unanimously approved the merger agreement and recommends that TWO stockholders vote to approve the transaction.

The transaction is expected to close in the second half of 2026 following satisfaction of customary closing conditions, including approval by TWO stockholders and receipt of customary regulatory approvals. The transaction is not subject to any financing condition.

Upon completion of the transaction, TWO common stock will be delisted from the New York Stock Exchange, TWO will cease to be a publicly traded company, and TWO will become a wholly owned subsidiary of CrossCountry.

Advisors

Houlihan Lokey Capital, Inc. is acting as financial advisor and Jones Day is acting as legal counsel to TWO. Citigroup Global Markets Inc. is acting as financial advisor and Simpson Thacher & Bartlett LLP is acting as legal counsel to CCM.

About TWO

Two Harbors Investment Corp., or TWO, a Maryland corporation, is a real estate investment trust that invests in mortgage servicing rights, residential mortgage-backed securities, and other financial assets. TWO is headquartered in St. Louis Park, MN.

About CCM

CrossCountry Mortgage is the nation’s number one distributed retail mortgage lender with more than 8,000 employees operating over 700 branches and servicing loans across all 50 states, D.C. and Puerto Rico. Our company has been recognized ten times on the Inc. 5000 list of America’s fastest-growing private businesses and has received many awards for our standout culture. We offer more than 120 mortgage purchase, refinance and home equity solutions – ranging from conventional and jumbo mortgages to government-insured programs from FHA and programs for Veterans and rural homebuyers – and we are a direct lender and approved seller and servicer by Freddie Mac, Fannie Mae, and Ginnie Mae NMLS #3029. Through our dedication to getting it done, we make every mortgage feel like a win. For more information, visit crosscountrymortgage.com.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the benefits and synergies of the proposed transaction; descriptions of the combined company and its operations, integration and transition plans, synergies and anticipated future performance; future opportunities for the combined company; TWO’s and CrossCountry’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed transaction, the ability of the parties to complete the proposed transaction considering the various closing conditions; and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act and Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this press release that address activities, events or developments that TWO or CrossCountry expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “should,” “may,” “foresee,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. TWO’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although TWO believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this press release. These include, among other things: the expected timing and likelihood of completion of the proposed transaction; the ability to successfully integrate the businesses; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approval by TWO stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of TWO common stock; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of TWO to retain and hire key personnel and the effect on TWO’s operating results and business generally; the outcome of any legal proceedings relating to the proposed transaction; including stockholder litigation in connection with the proposed transaction; the risk that restrictions during the pendency of the proposed transaction may impact TWO’s ability to pursue certain business opportunities or strategic transactions; that TWO may be adversely affected by other economic, business or competitive factors; changes in future loan production; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for mortgage-related investments; legislative and regulatory changes that could adversely affect TWO’s business. All such factors are difficult to predict and are beyond the control of TWO and CrossCountry, including those detailed in TWO’s annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on TWO’s website at www.twoinv.com/investors and on the SEC’s website at www.sec.gov.

Each of the forward-looking statements of TWO are based on assumptions that TWO believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and TWO does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, TWO will file with the SEC a preliminary proxy statement. The proposed transaction will be submitted to the TWO stockholders for their approval. TWO may also file other documents with the SEC regarding the proposed transaction. The definitive proxy statement will be sent to the TWO stockholders and will contain important information about the proposed transaction and related matters. This document is not a substitute for the proxy statement that will be filed with the SEC or any other documents that TWO may file with the SEC or send to TWO stockholders in connection with the proposed transaction. INVESTORS AND SECURITYHOLDERS OF TWO ARE ADVISED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and securityholders may obtain a free copy of the proxy statement (when available) and all other documents filed or that will be filed with the SEC by TWO on the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by TWO will be made available free of charge on TWO’s website at www.twoinv.com/investors or by directing a request to: Two Harbors Investment Corp., 1601 Utica Avenue South, Suite 900, St. Louis Park, MN 55416, Attention: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

TWO and its directors, executive officers and certain other members of management and employees of TWO may be deemed to be “participants” in the solicitation of proxies from the TWO stockholders in connection with the proposed transaction. Securityholders can find information about TWO and its directors and executive officers and their ownership of TWO common stock in TWO’s annual report on Form 10-K for the fiscal year ended December 31, 2025 and in its definitive proxy statement relating to its 2025 annual meeting of stockholders filed with the SEC on April 2, 2025 (the “TWO 2025 Proxy”). Please refer to the sections captioned “Compensation Discussion and Analysis”, “Summary Compensation Table”, “Stock Ownership” and “Proposal 2: Advisory Vote Relating to Executive Compensation” in the TWO 2025 Proxy. Any changes in the holdings of TWO’s securities by its directors or executive officers from the amounts described in the TWO 2025 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the TWO 2025 Proxy and are available on the SEC’s website at www.sec.gov. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Contact

Margaret Karr, Head of Investor Relations, TWO, (612) 453-4080, Margaret.Karr@twoinv.com

Natalie Lonjak, Director, Corporate Communications, CrossCountry Mortgage, (216) 377-2186, Natalie.Lonjak@ccm.com